Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2006 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Twin Disc At A Glance


Manufacturing
TDI Distributors
Independent Distributors
Service Dealers

- Founded in 1918
- Headquartered in Racine, WI
- 1,000 employees
- We are a global company
  - Well-known customers around the world
  - Operations in the U.S., Italy, Belgium, Switzerland and Japan
  - World-wide distributor network

FY 2007 Financial Highlights

- Record Sales >> $317 million
  - 30% revenue growth; 17% after BCS
  - Strong demand from oilfield, military and marine markets
- Gross margin >> 32.4% (+180 bps)
- Net Earnings >> $22 million (+51%)
- FY end Backlog >> $110 million record

Key Investment Highlights

- Added To Russell 2000 Index
- Two 2-for-1 Stock Splits (last 2 years)
- Three Dividend Increases (last 2 years)
- Share Repurchase Program
- Market Capitalization Exceeds $300 million for first time

Marine Markets



Marine Systems

Marine Transmissions, Propulsion & Boat Management Systems


Electronic Controls
Anchor Winches
Power Steering
QuickShift® Transmissions
Gangways
Trim Tabs, Stern Thrusters
Surface Drives, Propellers, Water Jets, Drivelines
Bow Thrusters

Marine Systems



- Target Markets: Pleasure, commercial & military boats 30' to 250'
- Products: Transmissions, Surface Drives, Propellers, Steering/Thruster/Trim Systems
- Channels: Engine OEMs & dealers & boat builders
- Customers: CAT, Cummins, MAN, MTU, Volvo / Azimuth, Baia, Ferretti, Hatteras, Riviera, Sanlorenzo, Sunseeker
- Competition: ZF, Reintjes / Kamewa /Side Power, Ultraflex

Transmission Systems



Transmission Systems

Transmissions **Torque Converters** **Electronic Controls**



- Target Market: Off-highway and all-terrain specialty vehicles
- Products: Niche products - 400 to 3,000 HP
- Channel: OEM vehicle mfrs.
- Customers: BAE, Oshkosh, Tatra / BJ Services, Cisco High-Lift, Crown Energy, Enerflo Fractec, Trican
- Competitors: Allison, ZF

Industrial Products



Industrial Products

Clutches **PTOs** **Torque Converters** **Variable Speed & Starting Drives**



- Target Market: Heavy duty industrial disconnect applns
- Products: Mech & hyd clutches, PTOs & pump mount drives - 100 - 2,500 HP
- Channels: Distribution & OEMs
- Customers: Bandit, Morbark, Peterson Pacific / OEM engine dealers
- Competitors: Funk, NACD, PT Tech, Stiebel, Transfluid, WPT

Technology Differentiation

- Land-Based
  - 8500 Series
  - "Pump & Roll"
  - "Legacy" Contracts
  - Electronic Control Systems
- Marine
  - QuickShift®
  - Rolla CFD
  - Dynamic Positioning
  - Electronic/Hydraulic Boat Management Systems

Managing Our Cost Structure

Investing in Core Competencies



Managing Our Cost Structure

Global Sourcing


Lower Cost
Low Cost
Sourcing Offices

Net Sales & Net Earnings
(Fiscal Year)


$ millions
$350
$300
$250
$200
$150
$100
$50
$0
$ millions
$25
$20
$15
$10
$5
$0
$186
$219
$243
$317
$325
FY04
FY05
FY06
FY07
TTM*
Net Sales
Net Earnings

* See Appendix III for reconciliation of TTM (trailing 12 month) figures to reported figures.

Net Sales & Net Earnings
(First Fiscal Quarter)



$ millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
$ millions
$6
$5
$4
$3
$2
$1
$0
$38
$45
$50
$66
$74
FY04
FY05
FY06
FY07
FY08
Net Sales
Net Earnings

Consolidated Earnings Per Share
(Diluted)


$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.10
$0.06
$0.33
$0.50
$0.19
$0.19
$0.27
$0.54
$0.42
$0.42
$0.64
$0.95
$0.62
$0.96
$1.27
$0.83
$0.88
FY04
FY05
FY06
FY07
FY08
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

EBITDA

(See Appendices I & II for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)


$ millions
% sales
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
$4.3
$17.4
$16.2
$30.5
$44.5
$47.2
2.4%
9.3%
7.4%
12.5%
14.0%
14.5%
FY03
FY04
FY05
FY06
FY07
TTM*
EBITDA
% of Sales

* See Appendix III for reconciliation of TTM figures to reported figures.

Debt ($) & Debt to Total Capital (%)


$60
$50
$40
$30
$20
$10
$0
Millions
40%
35%
30%
25%
20%
15%
10%
5%
0%
37%
33%
35%
28%
31%
27%
24%
31%
28%
34%
$55.2
FY99
FY00
FY01
FY02
FY03
FY04
FY05
FY06
FY07
Q1 '08

1st Qtr cash outflows included —

• *Stock Repurchases*	*$13,475,000*
• *1st Qtr CAPEX*	*2,502,000*
• *Domestic Pension Contributions*	*1,720,000*

Corporate Six Month Backlog

(Orders to be shipped in the next 6 months)


$ millions
120
100
80
60
40
20
0
$36
$41
$58
$75
$106
$112
J S D M J S D M J S D M J S D M J S D M J S D M J S D M J S D M J S
FY99
FY00
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08

Fiscal Year 2008 Outlook

- FY 2008 will be another good year
- Key markets will remain strong
  - Outlook for mega-yachts is bright
  - Activity in crew & supply boats is solid
  - Oilfield demand continues at strong levels
  - Demand & inquiries for military transmissions remain strong

Fiscal Year 2008 Outlook

- Technology differentiation/new products
- Opportunity for operating leverage continues
  - Increasing volume
  - Expanding global outsourcing
  - Investing in core competencies
- Active Acquisition Program

Appendices

Appendix I

Non-GAAP Financial Disclosures

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.

Appendix II

Reconciliation of Net Earnings to EBITDA

in $ thousands, except % data	2003	2004	2005	2006	2007	TTM*
Net Earnings	**$ (2,394)**	**$ 5,643**	**$ 6,910**	**$ 14,453**	**$ 21,852**	**$ 23,286**
Income Taxes	(300)	4,964	2,485	8,470	12,273	13,133
Interest Expense	1,323	1,078	1,134	1,718	3,154	3,255
Depreciation & Amortization	5,673	5,692	5,677	5,866	7,252	7,563
Earnings before interest, taxes, depreciation and amortization	**$ 4,302**	**$ 17,377**	**$ 16,206**	**$ 30,507**	**$ 44,531**	**$ 47,237**
Net Sales	$ 179,591	$ 186,089	$ 218,472	$ 243,287	$ 317,200	$ 325,039
EBITDA as a % of Sales	***2.4%***	***9.3%***	***7.4%***	***12.5%***	***14.0%***	***14.5%***

*** See Appendix III for reconciliation of TTM figures to reported figures.**

Appendix III

Reconciliation of TTM Data to Reported Quarterly Figures

	(A) **Q1 08***	(B) **FY 07** *per 10-K*	(C) **Q1 07***	(A)+(B)-(C) **TTM**
Sales	$ 73,613	$ 317,200	$ 65,774	$ 325,039
Gross Profit	23,851	102,909	20,313	106,447
Interest Exp	744	3,154	643	3,255
Net Earnings	5,106	21,852	3,672	23,286
EPS, Diluted	*$ 0.88*	*$ 3.68*	*$ 0.62*	*$ 3.94*
EPS, Basic	*$ 0.89*	*$ 3.76*	*$ 0.63*	*$ 4.02*
CAPEX	2,502	15,681	1,267	16,916
Deprec.	1,755	7,252	1,444	7,563
Oper Cash Flow	5,142	17,486	(9,493)	32,121
Dividends	653	2,395	554	2,494
Pretax Income	8,418	34,329	6,098	36,649
Taxes	3,237	12,273	2,377	13,133

* Quaterly Data is from the Company's unaudited quarterly Form 10-Q filings with the SEC.

Appendix IV

1st Fiscal Quarter Condensed Consolidated Statements of Operations

($ thousands, unaudited)	2008	2007	2006	2005
Sales	$ 73,613	$ 65,774	$ 49,577	$ 45,382
Gross Profit	23,851	20,313	14,404	11,652
	32.4%	*30.9%*	*29.1%*	*25.7%*
MEA Expense	14,694	13,652	10,147	9,509
	20.0%	*20.8%*	*20.5%*	*21.0%*
Interest Expense	744	643	316	219
Misc. Exp/(Inc)	(5)	(80)	(54)	(44)
Pretax Earnings	8,418	6,098	3,995	1,968
Income Taxes	3,237	2,377	1,466	866
Minority Interest	(75)	(49)	(43)	(25)
Net Earnings	$ 5,106	$ 3,672	$ 2,486	$ 1,077
EBITDA	$ 10,842	$ 8,136	$ 5,585	$ 3,399
DILUTED EPS	$ 0.88	$ 0.62	$ 0.42	$ 0.19

Appendix V

Fiscal Year Condensed Consolidated Statements of Operations

($ thousands, per Form 10-K)	2007	2006	2005	2004
Sales	$ 317,200	$ 243,287	$ 218,472	$ 186,089
Gross Profit	102,909	74,390	57,420	48,285
	32.4%	*30.6%*	*26.3%*	*25.9%*
MEA Expense	63,267	49,606	44,666	37,168
	19.9%	*20.4%*	*20.4%*	*20.0%*
Restructuring	2,652	-	2,076	-
Interest Expense	3,154	1,718	1,134	1,078
Misc. Exp/(Inc)	(493)	14	52	(593)
Pretax Earnings	34,329	23,052	9,492	10,632
Income Taxes	12,273	8,470	2,485	4,964
Minority Interest	(204)	(129)	(97)	(25)
Net Earnings	$ 21,852	$ 14,453	$ 6,910	$ 5,643
EBITDA	$ 44,531	$ 30,507	$ 16,206	$ 17,377
DILUTED EPS	$ 3.68	$ 2.43	$ 1.19	$ 0.99

Appendix VI

Impact of Significant Items — Fiscal Year 2007

	Qtr 4	Diluted EPS Impact	Full Year	Diluted EPS Impact
FY 2007, as reported	**$5,001**	**$ 0.83**	**$ 21,852**	**$ 3.68**
Significant Items (after-tax impact):				
Intangible Asset Write-off	366	$ 0.06	366	$ 0.06
Restructuring	1,751	$ 0.29	1,751	$ 0.29
BCS Purchase Acctg Adj.	-	$ -	733	$ 0.12
R&D Tax Project	(877)	$ (0.15)	(1,077)	$ (0.18)
	1,240	$ 0.20	1,773	$ 0.29
FY 2007, as adjusted	**$6,241**	**$ 1.03**	**$ 23,625**	**$ 3.97**
Additional Items (after-tax impact):				
Stock Based Comp Expense	740	$ 0.12	1,347	$ 0.23